SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2002

SUNTERRA CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland	001-13815	95-4582157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1781 Park Center Drive
Orlando, Florida 32835
“www.sunterra.com”
(Address of Principal Executive Offices)

407-532-1000
(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

EXHIBIT NO.	DESCRIPTION	PAGE NO.
16.1	Letter from Deloitte & Touche LLP	4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTERRA CORPORATION
(Registrant)

Date: December 11, 2002	By:	/s/ STEVEN E. WEST
Steven E. West
Vice President and Chief Financial Officer

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